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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                  Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  October 1, 1998


                                LARSCOM INCORPORATED
              ---------------------------------------------------------
                (Exact name of Registrant as specified in its charter)


                                      Delaware
                  ---------------------------------------------------
                    (State or other jurisdiction of incorporation)



          001-12491                                94-2362692
   -------------------------           ---------------------------------------
     (Commission File No.)              (IRS Employer Identification Number)


                               1845 McCandless Drive
                              Milpitas, California  95035
                     ---------------------------------------------
                       (Address of principal executive offices)


                                     (408) 988-6600
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)

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Item 5    OTHER EVENTS

     On October 1, 1998, Larscom Incorporated (the "Registrant") issued a press release, a copy of which is filed herewith as Exhibit 99.1.




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                                     SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                LARSCOM INCORPORATED
Dated:  October 7, 1998
                                By:  /s/ BRUCE D. HORN
                                     ---------------------------------
                                     Bruce D. Horn
                                     Vice President and Chief Financial Officer



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